Long-Term Debt	12 Months Ended
Dec. 31, 2017
Long-term Debt, Unclassified [Abstract]
Long-Term Debt
Long-Term Debt

A summary of the Company's long-term debt is included in the Consolidated Statements of Capitalization.  At December 31, 2017, the Company was in compliance with all of its debt agreements.

OG&E Industrial Authority Bonds

OG&E has tax-exempt pollution control bonds with optional redemption provisions that allow the holders to request repayment of the bonds on any business day.  The bonds, which can be tendered at the option of the holder during the next 12 months, are as follows:

SERIES			DATE DUE	AMOUNT
				(In millions)
0.65%	-	1.86%	Garfield Industrial Authority, January 1, 2025	$47.0
0.65%	-	1.80%	Muskogee Industrial Authority, January 1, 2025	32.4
0.66%	-	1.80%	Muskogee Industrial Authority, June 1, 2027	56.0
Total (redeemable during next 12 months)				$135.4

All of these bonds are subject to an optional tender at the request of the holders, at 100 percent of the principal amount, together with accrued and unpaid interest to the date of purchase.  The bond holders, on any business day, can request repayment of the bond by delivering an irrevocable notice to the tender agent stating the principal amount of the bond, payment instructions for the purchase price and the business day the bond is to be purchased.  The repayment option may only be exercised by the holder of a bond for the principal amount.  When a tender notice has been received by the trustee, a third party remarketing agent for the bonds will attempt to remarket any bonds tendered for purchase.  This process occurs once per week.  Since the original issuance of these series of bonds in 1995 and 1997, the remarketing agent has successfully remarketed all tendered bonds.  If the remarketing agent is unable to remarket any such bonds, OG&E is obligated to repurchase such unremarketed bonds.  As OG&E has both the intent and ability to refinance the bonds on a long-term basis and such ability is supported by an ability to consummate the refinancing, the bonds are classified as Long-Term Debt in the Company's Consolidated Financial Statements. OG&E believes that it has sufficient liquidity to meet these obligations.

Long-Term Debt Maturities

Maturities of the Company's long-term debt during the next five years consist of $250.1 million, $250.1 million, $0.1 million, $0.1 million and $0.1 million in 2018, 2019, 2020, 2021 and 2022, respectively.

The Company has previously incurred costs related to debt refinancing.  Unamortized loss on reacquired debt is classified as a Non-Current Regulatory Asset. Unamortized debt expense and unamortized premium and discount on long-term debt are classified as Long-Term Debt in the Consolidated Balance Sheets and are being amortized over the life of the respective debt.

Issuance of Long-Term Debt

In March 2017, OG&E issued $300.0 million of 4.15 percent senior notes due April 1, 2047. The proceeds from the issuance were used for general corporate purposes, including to repay short-term debt, to repay borrowings under the revolving credit facility, to fund the payment of OG&E's $125.0 million of 6.5 percent senior notes that matured on July 15, 2017 and to fund ongoing capital expenditures and working capital.

In August 2017, OG&E issued $300.0 million of 3.85 percent senior notes due August 15, 2047. The proceeds from the issuance were used for general corporate purposes, including to repay short-term debt, to repay borrowings under the revolving credit facility and to fund ongoing capital expenditures and working capital.